UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 15, 2022

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street, Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On November 15, 2022, ONEOK, Inc. (“ONEOK”), ONEOK Partners, L.P. (“ONEOK Partners”) and ONEOK Partners Intermediate Limited Partnership (“ONEOK Partners Intermediate” and, together with ONEOK Partners, the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Mizuho Securities USA LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (the “Underwriters”), with respect to the issuance and sale by ONEOK of $750 million aggregate principal amount of its 6.100% notes due 2032 (the “Notes”), guaranteed by the Guarantors.

The Underwriting Agreement contains customary representations, warranties and agreements by ONEOK and the Guarantors, and customary conditions to closing, indemnification obligations of each of ONEOK and the Guarantors, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Supplemental Indenture and Notes

On November 18, 2022, ONEOK completed the underwritten public offering (the “Offering”) of the Notes. ONEOK registered the sale of the Notes with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 (Registration No. 333-239348) filed on June 22, 2020, as supplemented by the Prospectus Supplement dated November 15, 2022 filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. ONEOK intends to use the net proceeds from the Offering of approximately $742 million, after deducting underwriting discounts and estimated offering expenses, to repay amounts outstanding under its commercial paper program. To the extent the net proceeds from the Offering exceed the amounts outstanding under its commercial paper program, ONEOK intends to use the additional net proceeds to repay other indebtedness, or for general corporate purposes.

The terms of the Notes and the guarantees related thereto are governed by the Indenture, dated as of January 26, 2012, between ONEOK and U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the Nineteenth Supplemental Indenture, dated as of November 18, 2022, with respect to the Notes (the “Supplemental Indenture”).

The Supplemental Indenture is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The form of the Notes is filed herewith as Exhibit 4.2 and is incorporated herein by reference. In addition, the legal opinions related to the Notes and the guarantees related thereto are filed herewith as Exhibits 5.1 and 5.2.

Affiliations

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriters and their respective affiliates have provided in the past and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for ONEOK or its subsidiaries for which they will receive customary fees. Affiliates of certain of the Underwriters are also agents and/or lenders under ONEOK’s credit facilities and dealers under ONEOK’s commercial paper program.

The Trustee and certain of its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial and investment banking services for ONEOK or the Guarantors for which they received or will receive customary fees and expenses. The Trustee is a lender under ONEOK’s credit facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included under “Supplemental Indenture and Notes” in Item 1.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

ONEOK issued a news release on November 15, 2022, attached hereto as Exhibit 99.1, announcing the pricing of the Notes. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement under the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 15, 2022, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Barclays Capital Inc., Mizuho Securities USA LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Nineteenth Supplemental Indenture, dated as of November 18, 2022, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and U.S. Bank National Association, as trustee, with respect to 6.100% Notes due 2032.

4.2	Form of Note due 2032 (included in Exhibit 4.1 above).

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of GableGotwals.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

23.2	Consent of GableGotwals (included in Exhibit 5.2 hereto).

99.1	News release of ONEOK, Inc. announcing the pricing of the Notes.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: November 18, 2022	By:	/s/ Walter S. Hulse III
Walter S. Hulse III
Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development